UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018 (May 10, 2018)

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28167	52-2126573
(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska 99503-6091

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (907) 297-3000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2018, Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company” or “Alaska Communications”), entered into the Second Amendment (the “Amendment”), dated May 10, 2018, to the employment agreement with its President and Chief Executive Officer, Anand Vadapalli. The employment agreement was originally entered into on August 5, 2015, and amended by the First Amendment thereto on October 14, 2017 (the “Employment Agreement”).

In addition to certain technical, conforming and clarifying changes, the Amendment provides for the following changes to Mr. Vadapalli’s Base Salary and Annual Incentive Compensation:

Base Salary: Mr. Vadapalli’s base salary is reduced from $450,000 to $414,000.

Annual Incentive: Mr. Vadapalli continues to be eligible for target annual incentive compensation of not less than his base salary, with the actual amount to be paid or vested determined annually by the Compensation and Personnel Committee (the “Committee”) based on achievement of annual performance objectives set by the Committee. Prior to the Amendment, such compensation could only be paid in cash. As a result of the Amendment, for the 2018 performance year, such compensation may be awarded as equity-based awards in the form of performance share units if a sufficient number of shares are available for grant under the Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan, or as cash, as determined by the Committee. Pursuant to the Amendment, the payment or vesting of the annual incentive shall be made not later than the time such annual incentives are made to any other officers of the Company.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is included herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement entered into on May 10, 2018 between Anand Vadapalli and Alaska Communications Systems Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2018	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

/s/ Leonard A. Steinberg
Leonard A. Steinberg
Corporate Secretary